UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 1996
                              (SEPTEMBER 23, 1996)

                          GREENWICH AIR SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 DELAWARE                      0-22706                58-1758941
(State or other      (Commission file number)      (I.R.S. Employer
juridiction of                                    Identification No.)
incorporation
or orgization)

                    P.O. BOX 522187, MIAMI, FLORIDA                    33152
                  4590 NW 36TH STREET, MIAMI, FLORIDA                  33122
                (Address of principal executive offices)           (Zip Code)

                                 (305) 526-7000
              (Registrant's telephone number, including area code)


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Item 5.  OTHER EVENTS

The Registrant hereby incorporates herein by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION, AND EXHIBITS

Exhibit 99. Press release of Greenwich Air Services, Inc. dated September 23, 1996.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          GREENWICH AIR SERVICES, INC.
                          ----------------------------
                                  (Registrant)

OCTOBER 3, 1996                             \S\ ROBERT J. VANARIA
   (Date)                                   Robert J. Vanaria
                                            Sr.Vice President of Administration
                                            and Chief Financial Officer